UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert

100 Plaza One

Jersey City, NJ 07311

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS
  SEPTEMBER 30, 2010

Annual Report to Shareholders

DWS Small Cap Growth Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

13 Portfolio Summary

15 Investment Portfolio

20 Statement of Assets and Liabilities

22 Statement of Operations

23 Statement of Changes in Net Assets

24 Financial Highlights

29 Notes to Financial Statements

38 Report of Independent Registered Public Accounting Firm

39 Tax Information

40 Investment Management Agreement Approval

44 Summary of Management Fee Evaluation by Independent Fee Consultant

48 Board Members and Officers

52 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Stocks of smaller companies involve greater risk than securities of larger, more- established companies. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2010

Average Annual Total Returns as of 9/30/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	19.99%	-9.93%	-2.32%	-1.21%
Class B	18.90%	-10.67%	-3.10%	-1.97%
Class C	19.04%	-10.65%	-3.08%	-1.96%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	13.09%	-11.69%	-3.47%	-1.80%
Class B (max 4.00% CDSC)	15.90%	-11.24%	-3.26%	-1.97%
Class C (max 1.00% CDSC)	19.04%	-10.65%	-3.08%	-1.96%
No Sales Charges					Life of Class S and Institutional Class*
Class S	20.39%	-9.71%	-2.08%	N/A	-1.01%
Institutional Class	20.36%	-9.72%	-2.06%	N/A	-1.00%
Russell 2000® Growth Index+	14.79%	-3.75%	2.35%	-0.13%	2.48%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S and Institutional Class shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.

Performance of the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2010 are 1.54%, 2.71%, 2.45%, 1.34% and 1.75% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares for the period prior to their inception on June 28, 2002 are derived from the historical performance of Investment Class shares of DWS Small Cap Growth Fund during the period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance. On October 20, 2006, Investment Class shares merged into Class S shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Small Cap Growth Fund — Class A [] Russell 2000 Growth Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Russell 2000 Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US (formerly known as "AMEX") and Nasdaq.
Net Asset Value
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 9/30/10	$ 18.31	$ 17.05	$ 17.07	$ 18.60	$ 18.62
9/30/09	$ 15.26	$ 14.34	$ 14.34	$ 15.45	$ 15.47
Lipper Rankings — Small-Cap Growth Funds Category as of 9/30/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	99	of	530	19
3-Year	422	of	467	91
5-Year	362	of	396	92
Class B 1-Year	139	of	530	27
3-Year	441	of	467	95
5-Year	372	of	396	94
Class C 1-Year	132	of	530	25
3-Year	440	of	467	95
5-Year	371	of	396	94
Class S 1-Year	86	of	530	17
3-Year	410	of	467	88
5-Year	359	of	396	91
Institutional Class 1-Year	87	of	530	17
3-Year	411	of	467	88
5-Year	357	of	396	90

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2010 to September 30, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2010
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/10	$ 1,043.30	$ 1,037.70	$ 1,039.00	$ 1,043.80	$ 1,044.90
Expenses Paid per $1,000*	$ 8.45	$ 13.89	$ 12.47	$ 7.38	$ 6.31
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/10	$ 1,016.80	$ 1,011.43	$ 1,012.84	$ 1,017.85	$ 1,018.90
Expenses Paid per $1,000*	$ 8.34	$ 13.72	$ 12.31	$ 7.28	$ 6.23
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Small Cap Growth Fund	1.65%	2.72%	2.44%	1.44%	1.23%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Small Cap Growth Fund: A Team Approach to Investing

Deutsche Investment Management America Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Small Cap Growth Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name of the US asset management activities of Deutsche Bank AG and DIMA, representing a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Portfolio Management Team

Joseph Axtell, CFA

Rafaelina M. Lee

Portfolio Managers

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The fund's most recent fiscal year was characterized by initial optimism, followed by a period of prolonged investor cautiousness and volatility. Lingering uncertainty regarding the pace of US economic recovery and financial reform weighed on sentiment during the second half of the period. A stubbornly high unemployment rate, slowing manufacturing activity and disappointing home sales were all cause for concern.

In late 2009, investors became encouraged that a recovery was taking hold, after several US government stimulus measures sparked strong gross domestic product (GDP, the value of all goods and services produced in the economy) growth of 3.5% for the third quarter of 2009. As 2010 began, worries surfaced about the health of the European financial system, sparking a market decline in January as investors came to the realization that the global banking sector remained vulnerable in the aftermath of the 2008 financial crisis. However, optimism reemerged between February and April 2010, thanks to some bright spots in the economy: consumer confidence was climbing, fourth-quarter 2009 GDP growth soared to 5.7% and corporate America's profitability was largely improved. However, despite a rise in manufacturing activity in April to its highest level in six years, contagion fears regarding Europe's sovereign issues surfaced again in May. The possibility of a "hard landing" in China cast additional doubt on the sustainability of the global recovery. US leading economic indicators also declined, reigniting fears of a "double-dip" recession.

Investor risk aversion remained apparent through most of July and August, but this past September brought a glimmer of hope and improved sentiment, as US data appeared more supportive of a stabilizing and moderately improving economy. Housing starts for August were surprisingly strong (up 10%), with consumer spending higher, the unemployment rate slightly better and pockets of strength in the manufacturing sector. Importantly, investors were encouraged by Federal Reserve Chairman Bernanke's statement that the US Federal Reserve Board (the Fed) stood ready to employ a variety of "quantitative easing" measures to help the struggling economy. The September stock market rally represented the market's best monthly performance since April 2009, and put the market back in positive territory for the year.

For its most recent fiscal year ended September 30, 2010, Class A shares of DWS Small Cap Growth Fund returned 19.99%, significantly outperforming the Russell 2000® Growth Index return of 14.79% and the Lipper Small-Cap Growth Funds category average return of 14.79%.1,2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for complete performance information.)

The fund's investment process continues to maintain a long-term perspective and a disciplined, fundamental approach to identifying quality small-cap growth stocks. We conduct rigorous research to identify compelling opportunities and to build a well-diversified portfolio. We believe that bottom-up research and strategic allocation can lead to attractive risk-adjusted returns because this approach strategically balances growth against risk in the portfolio. Apart from analyzing company fundamentals, we also use a qualitative scoring system to rank candidates for the portfolio by management quality, competitive positioning, earnings stability and other factors.

Positive Contributors to Fund Performance

For the 12-month period, strong stock selection within the information technology and health care sectors contributed to the fund's outperformance of its benchmark and peers. Sector allocation had a slightly positive effect on results, based mainly on overweights to energy and industrials, and an underweight in telecom services.3

The top individual security-level contributors to relative performance during the period included ArcSight, Inc., iGate Corp. and MercadoLibre, Inc. Our holdings in ArcSight, which provides security and compliance management systems for enterprises and government agencies, benefited from Hewlett-Packard's announcement that it would acquire the company for a significant premium. iGate, a provider of offshore-based information technology (IT) outsourcing services, received a boost from its clients' accelerated IT spending. MercadoLibre, an e-commerce/payment services firm, has been gaining market share in Latin America.

Negative Contributors to Fund Performance

Stock selection in the energy, industrials and materials areas was weak. The largest individual detractors from performance on a company level included Genoptix, Inc., Goodrich Petroleum Corp. and General Cable Corp. In the case of Genoptix, a laboratory services company specializing in complex oncology tests, sales growth slowed dramatically in 2010 as the company experienced new competition from both larger and smaller lab companies. (We sold out of Genoptix earlier this year.) Goodrich Petroleum, an independent oil and gas company, was hit by declining natural gas prices. In addition, a change in the company's drilling strategy (from vertical to horizontal) resulted in production shortfalls. (Goodrich was also sold from the portfolio.) Lastly, General Cable, a global leader in the design, manufacture and distribution of copper, aluminum and fiber optic cable products, was negatively affected by rapidly rising copper prices.

Outlook and Positioning

Recent macroeconomic data points to an economy that has lost some of its momentum, as headwinds from the 2008 financial crisis continue to temper recovery. Though firmer-than-expected data in September moderated concern regarding a possible "double-dip," growth remains less robust than in past recoveries. The Fed's near-zero interest rate policy — instrumental in helping the US economy emerge from the worst recession since World War II — will most likely continue for the foreseeable future. Increased consumer demand and more robust business spending should follow, especially now that housing and credit market imbalances have been largely repaired. However, given an uncertain economic and political environment, the equity market could remain volatile in the short term until additional clarity emerges regarding policy actions and macroeconomic trends.

We have become more encouraged that the United States will avoid a "double-dip" based on additional moderately positive macroeconomic data and signs of stability in Europe and China. In fact, the fund continues to be positioned for stronger economic recovery, and we recently increased the fund's exposure to more economically sensitive stocks such as industrials (railroads, construction equipment, staffing and pumps & valves).

In the past, higher-quality small-cap stocks have typically outperformed coming out of a recession. While past performance does not guarantee future results, we are hopeful that this history will repeat itself when US growth eventually gains momentum.

1 The Russell 2000 Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US (formerly known as" AMEX"). Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Small-Cap Growth Funds category includes portfolios that invest at least 75% of equity assets in companies with market capitalizations less than 300% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These portfolios typically have above-average price-to-earnings ratios and price-to-book ratios compared with the S&P SmallCap 600 Index. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/10	9/30/09

Common Stocks	97%	98%
Cash Equivalents	3%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks and Warrants)	9/30/10	9/30/09

Information Technology	26%	26%
Health Care	20%	22%
Consumer Discretionary	16%	15%
Industrials	15%	15%
Energy	8%	8%
Financials	6%	7%
Consumer Staples	4%	5%
Materials	4%	2%
Telecommunications Services	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2010 (17.3% of Net Assets)
1. SXC Health Solutions Corp. Provides pharmacy services and health care	1.9%
2. Questcor Pharmaceuticals, Inc. Develops and commercializes novel central-nervous-system-focused therapeutics	1.9%
3. iGATE Corp. Offers a range of information technology solutions	1.9%
4. Digital River, Inc. Provider of electronic software	1.7%
5. Forrester Research, Inc. An independent research firm that analyzes the future of technology change and its impact on businesses, consumers and society	1.7%
6. Green Mountain Coffee Roasters, Inc. Roasts Arabica coffees and offers various coffees selections	1.7%
7. MercadoLibre, Inc. Operates an online trading site for the Latin American markets	1.7%
8. VanceInfo Technologies, Inc. Provides information technology solutions	1.6%
9. Guess?, Inc. Designer, developer and marketer of apparel and related consumer products	1.6%
10. Taleo Corp. Provider of enterprise staffing management solutions	1.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of September 30, 2010

	Shares	Value ($)

Common Stocks 97.4%
Consumer Discretionary 16.0%
Auto Components 0.7%
Gentex Corp.	29,800	581,398
Diversified Consumer Services 0.8%
Capella Education Co.* (a)	8,500	659,770
Hotels Restaurants & Leisure 1.6%
Buffalo Wild Wings, Inc.* (a)	20,790	995,633
Red Robin Gourmet Burgers, Inc.* (a)	19,500	382,395
		1,378,028
Media 1.5%
Cinemark Holdings, Inc. (a)	77,900	1,254,190
Specialty Retail 8.8%
Advance Auto Parts, Inc.	21,400	1,255,752
Children's Place Retail Stores, Inc.*	24,700	1,204,619
DSW, Inc. "A"* (a)	42,300	1,214,010
Guess?, Inc.	33,800	1,373,294
hhgregg, Inc.* (a)	48,200	1,193,432
Urban Outfitters, Inc.*	36,800	1,156,992
		7,398,099
Textiles, Apparel & Luxury Goods 2.6%
Carter's, Inc.*	24,200	637,186
Deckers Outdoor Corp.*	11,600	579,536
True Religion Apparel, Inc.* (a)	46,500	992,310
		2,209,032
Consumer Staples 3.7%
Food Products
Darling International, Inc.*	74,300	633,036
Diamond Foods, Inc. (a)	25,800	1,057,542
Green Mountain Coffee Roasters, Inc.* (a)	45,900	1,431,621
		3,122,199
Energy 7.6%
Energy Equipment & Services 2.1%
Dril-Quip, Inc.*	16,100	999,971
Newpark Resources, Inc.*	48,000	403,200
T-3 Energy Services, Inc.*	14,500	379,175
		1,782,346
Oil, Gas & Consumable Fuels 5.5%
BPZ Resources, Inc.* (a)	105,200	402,916
Carrizo Oil & Gas, Inc.* (a)	20,440	489,333
Clean Energy Fuels Corp.* (a)	29,200	414,932
Cloud Peak Energy, Inc.* (a)	35,300	644,225
Concho Resources, Inc.* (a)	12,600	833,742
EXCO Resources, Inc.	20,310	302,010
Northern Oil & Gas, Inc.* (a)	51,400	870,716
Rosetta Resources, Inc.* (a)	26,500	622,485
		4,580,359
Financials 5.6%
Capital Markets 1.1%
Stifel Financial Corp.* (a)	19,300	893,397
Commercial Banks 0.8%
Prosperity Bancshares, Inc.	21,800	707,846
Consumer Finance 2.2%
Cardtronics, Inc.*	46,200	712,866
Dollar Financial Corp.* (a)	55,500	1,158,285
		1,871,151
Diversified Financial Services 1.5%
Portfolio Recovery Associates, Inc.* (a)	19,190	1,240,634
Health Care 19.7%
Biotechnology 6.5%
Alexion Pharmaceuticals, Inc.* (a)	19,800	1,274,328
Halozyme Therapeutics, Inc.* (a)	117,000	902,070
Human Genome Sciences, Inc.*	21,656	645,132
ImmunoGen, Inc.* (a)	73,200	458,964
Incyte Corp.*	29,000	463,710
InterMune, Inc.* (a)	12,100	164,802
Regeneron Pharmaceuticals, Inc.* (a)	35,400	969,960
United Therapeutics Corp.* (a)	11,300	632,913
		5,511,879
Health Care Equipment & Supplies 3.1%
Accuray, Inc.* (a)	65,100	404,922
Kinetic Concepts, Inc.* (a)	25,500	932,790
Thoratec Corp.* (a)	34,700	1,283,206
		2,620,918
Health Care Providers & Services 1.8%
Gentiva Health Services, Inc.*	34,900	762,565
Owens & Minor, Inc.	25,300	720,038
		1,482,603
Health Care Technology 3.2%
Cerner Corp.* (a)	9,900	831,501
Merge Healthcare, Inc.* (a)	85,769	248,730
SXC Health Solutions Corp.* (a)	44,000	1,604,680
		2,684,911
Pharmaceuticals 5.1%
Flamel Technologies SA (ADR)*	67,619	489,562
Par Pharmaceutical Companies, Inc.*	27,900	811,332
Questcor Pharmaceuticals, Inc.* (a)	157,700	1,564,384
Valeant Pharmaceuticals International, Inc. (a)	43,100	1,079,655
VIVUS, Inc.* (a)	46,900	313,761
		4,258,694
Industrials 14.3%
Aerospace & Defense 1.3%
BE Aerospace, Inc.*	35,840	1,086,310
Commercial Services & Supplies 1.4%
EnerNOC, Inc.* (a)	36,300	1,140,183
Construction & Engineering 0.5%
MYR Group, Inc.* (a)	25,000	409,750
Electrical Equipment 3.8%
A-Power Energy Generation Systems Ltd.* (a)	57,800	479,740
AZZ, Inc.	9,300	398,412
Baldor Electric Co. (a)	32,300	1,304,920
General Cable Corp.* (a)	38,700	1,049,544
		3,232,616
Machinery 4.3%
Ampco-Pittsburgh Corp.	20,100	498,882
Badger Meter, Inc. (a)	23,500	951,280
RBC Bearings, Inc.*	36,300	1,233,474
Terex Corp.* (a)	41,200	944,304
		3,627,940
Professional Services 2.1%
FTI Consulting, Inc.* (a)	26,700	926,223
TrueBlue, Inc.*	61,800	843,570
		1,769,793
Road & Rail 0.9%
Genesee & Wyoming, Inc. "A"*	17,000	737,630
Information Technology 26.0%
Communications Equipment 2.5%
Polycom, Inc.* (a)	23,100	630,168
Riverbed Technology, Inc.* (a)	20,100	916,158
Sycamore Networks, Inc.	18,300	593,103
		2,139,429
Computers & Peripherals 0.9%
Lexmark International, Inc. "A"*	17,500	780,850
Electronic Equipment, Instruments & Components 0.9%
Itron, Inc.*	12,570	769,661
Internet Software & Services 3.9%
Digital River, Inc.* (a)	42,500	1,446,700
MercadoLibre, Inc.*	19,500	1,407,510
NIC, Inc.	46,800	387,972
		3,242,182
IT Services 5.4%
Forrester Research, Inc.*	43,300	1,432,364
hiSoft Technology International Ltd. (ADR)* (a)	36,500	897,535
iGATE Corp.	85,500	1,550,970
Telvent GIT SA* (a)	28,800	651,456
		4,532,325
Semiconductors & Semiconductor Equipment 3.0%
Atheros Communications* (a)	8,100	213,435
Cavium Networks, Inc.* (a)	31,050	892,998
Netlogic Microsystems, Inc.* (a)	25,300	697,774
Novellus Systems, Inc.* (a)	26,400	701,712
		2,505,919
Software 9.4%
ArcSight, Inc.* (a)	25,100	1,093,356
ChinaCache International Holdings Ltd. (ADR)*	2,940	40,866
CommVault Systems, Inc.*	39,300	1,022,979
Concur Technologies, Inc.* (a)	26,100	1,290,384
Epicor Software Corp.*	50,100	435,870
NICE Systems Ltd. (ADR)*	15,700	491,253
QLIK Technologies, Inc.* (a)	15,900	350,595
Sourcefire, Inc.* (a)	16,600	478,744
Taleo Corp. "A"* (a)	46,200	1,339,338
VanceInfo Technologies, Inc. (ADR)* (a)	42,500	1,374,450
		7,917,835
Materials 3.6%
Metals & Mining 2.4%
Molycorp, Inc.*	15,500	438,495
Randgold Resources Ltd. (ADR)	3,300	334,818
Thompson Creek Metals Co., Inc.* (a)	78,900	850,542
Walter Energy, Inc.	5,200	422,708
		2,046,563
Paper & Forest Products 1.2%
Schweitzer-Mauduit International, Inc.	16,900	985,439
Telecommunication Services 0.9%
Wireless Telecommunication Services
Syniverse Holdings, Inc.* (a)	31,800	720,906
Total Common Stocks (Cost $60,512,233)		81,882,785

Warrants 0.0%
Information Technology
Lantronix, Inc., Expiration Date 2/9/2011* (Cost $0)	865	0

Securities Lending Collateral 45.7%
Daily Assets Fund Institutional, 0.29% (b) (c) (Cost $38,455,255)	38,455,255	38,455,255

Cash Equivalents 3.0%
Central Cash Management Fund, 0.21% (b) (Cost $2,487,311)	2,487,311	2,487,311
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $101,454,799)+	146.1	122,825,351
Other Assets and Liabilities, Net (a)	(46.1)	(38,782,441)
Net Assets	100.0	84,042,910
* Non-income producing security.
+ The cost for federal income tax purposes was $101,762,265. At September 30, 2010, net unrealized appreciation for all securities based on tax cost was $21,063,086. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $23,103,731 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,040,645.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2010 amounted to $37,496,973, which is 44.6% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stock (d)	$ 81,882,785	$ —	$ —	$ 81,882,785
Warrants	—	—	0	0
Short-Term Investments (d)	40,942,566	—	—	40,942,566
Total	$ 122,825,351	$ —	$ 0	$ 122,825,351

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended September 30, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Warrants
Balance as of September 30, 2009	$ 24
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(24)
Amortization premium/discount	—
Net purchases (sales)	—
Transfers into Level 3	—
Transfers (out) of Level 3	—
Balance as of September 30, 2010	$ 0
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2010	$ (24)

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of September 30, 2010
Assets
Investments: Investments in securities, at value (cost $60,512,233) — including $37,496,973 of securities loaned	$ 81,882,785
Investment in Daily Assets Fund Institutional (cost $38,455,255)*	38,455,255
Investment in Central Cash Management Fund (cost $2,487,311)	2,487,311
Total investments, at value (cost $101,454,799)	122,825,351
Receivable for Fund shares sold	56,821
Interest receivable	6,240
Dividends receivable	13,635
Other assets	29,916
Total assets	122,931,963
Liabilities
Payable upon return of securities loaned	38,455,255
Payable for investments purchased	40,866
Payable for Fund shares redeemed	199,248
Accrued management fee	44,407
Other accrued expenses and payables	149,277
Total liabilities	38,889,053
Net assets, at value	$ 84,042,910
Net Assets Consist of
Net unrealized appreciation (depreciation) on investments	21,370,552
Accumulated net realized gain (loss)	(41,152,727)
Paid-in capital	103,825,085
Net assets, at value	$ 84,042,910
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2010 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($27,264,764 ÷ 1,489,297 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 18.31
Maximum offering price per share (100 ÷ 94.25 of $18.31)	$ 19.43
Class B Net Asset Value, offering and redemption price(a) per share ($612,556 ÷ 35,932 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 17.05

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,380,964 ÷ 256,583 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 17.07
Class S Net Asset Value, offering and redemption price(a) per share ($47,055,962 ÷ 2,529,417 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 18.60
Institutional Class Net Asset Value, offering and redemption price(a) per share ($4,728,664 ÷ 253,898 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 18.62
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended September 30, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,321)	$ 242,592
Income distributions — affiliated cash management vehicles	4,584
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	169,513
Total income	416,689
Expenses: Management fee	532,842
Administration fee	81,976
Services to shareholders	198,469
Distribution and service fees	119,503
Registration fees	59,986
Custodian fee	12,637
Professional fees	65,402
Reports to shareholders	45,358
Trustees' fees and expenses	5,430
Total expenses before expense reductions	1,121,603
Expense reductions	(103,245)
Total expenses after expense reductions	1,018,358
Net investment income (loss)	(601,669)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	8,407,191
Change in net unrealized appreciation (depreciation)	6,850,727
Net gain (loss)	15,257,918
Net increase (decrease) in net assets resulting from operations	$ 14,656,249

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended September 30,
	2010	2009
Operations: Net investment income (loss)	$ (601,669)	$ (330,892)
Net realized gain (loss)	8,407,191	(37,731,786)
Change in net unrealized appreciation (depreciation)	6,850,727	18,874,723
Net increase (decrease) in net assets resulting from operations	14,656,249	(19,187,955)
Distributions to shareholders from: Net realized gains: Class A	—	(757,033)
Class B	—	(42,223)
Class C	—	(113,846)
Class S	—	(1,275,530)
Institutional Class	—	(112,765)
Total distributions	—	(2,301,397)
Fund share transactions: Proceeds from shares sold	21,726,243	17,400,083
Reinvestment of distributions	—	1,971,440
Cost of shares redeemed	(33,887,296)	(32,049,774)
Redemption fees	1,515	6,651
Net increase (decrease) in net assets from Fund share transactions	(12,159,538)	(12,671,600)
Increase from regulatory settlements (see Note F)	283,937	—
Increase (decrease) in net assets	2,780,648	(34,160,952)
Net assets at beginning of period	81,262,262	115,423,214
Net assets at end of period (including accumulated net investment loss of $0 and $11,206, respectively)	$ 84,042,910	$ 81,262,262

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 15.26	$ 18.05	$ 26.32	$ 23.60	$ 24.96
Income (loss) from investment operations: Net investment income (loss)[a]	(.15)	(.07)	(.11)	(.18)	(.23)[c]
Net realized and unrealized gain (loss)	3.14	(2.33)	(7.80)	4.51	.83
Total from investment operations	2.99	(2.40)	(7.91)	4.33	.60
Less distributions from: Net realized gains	—	(.39)	(.36)	(1.61)	(1.96)
Increase from regulatory settlements	.06[f]	—	—	—	—
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 18.31	$ 15.26	$ 18.05	$ 26.32	$ 23.60
Total Return (%)[b]	19.99[f]	(12.51)	(30.40)	19.08	2.20[c,d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	29	38	59	87
Ratio of expenses before expense reductions (%)	1.52	1.54	1.35	1.37	1.42
Ratio of expenses after expense reductions (%)	1.42	1.25	1.25	1.25	1.29
Ratio of net investment income (loss) (%)	(.91)	(.57)	(.52)	(.73)	(.91)[c]
Portfolio turnover rate (%)	66	95	82	64[e]	74
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.
[d] The Fund realized a gain of $92,403 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[f] Includes a non-recurring payment from the Advisor which amounted to $0.056 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.001 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.38% lower.
* Amount is less than $.005.

Class B Years Ended September 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 14.34	$ 17.14	$ 25.18	$ 22.81	$ 24.36
Income (loss) from investment operations: Net investment income (loss)[a]	(.26)	(.15)	(.26)	(.35)	(.40)[c]
Net realized and unrealized gain (loss)	2.92	(2.26)	(7.42)	4.33	.81
Total from investment operations	2.66	(2.41)	(7.68)	3.98	.41
Less distributions from: Net realized gains	—	(.39)	(.36)	(1.61)	(1.96)
Increase from regulatory settlements	.05[f]	—	—	—	—
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 17.05	$ 14.34	$17.14	$ 25.18	$22.81
Total Return (%)[b]	18.90[f]	(13.25)	(30.89)	18.20	1.38[c,d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	2	5	6
Ratio of expenses before expense reductions (%)	2.56	2.71	2.32	2.26	2.24
Ratio of expenses after expense reductions (%)	2.21	2.00	2.00	2.00	2.04
Ratio of net investment income (loss) (%)	(1.70)	(1.32)	(1.27)	(1.48)	(1.66)[c]
Portfolio turnover rate (%)	66	95	82	64[e]	74
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.04% lower.
[d] The Fund realized a gain of $92,403 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[f] Includes a non-recurring payment from the Advisor which amounted to $0.052 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.001 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.38% lower.
* Amount is less than $.005.

Class C Years Ended September 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 14.34	$ 17.14	$ 25.19	$ 22.81	$ 24.36
Income (loss) from investment operations: Net investment income (loss)[a]	(.25)	(.15)	(.26)	(.35)	(.40)[c]
Net realized and unrealized gain (loss)	2.93	(2.26)	(7.43)	4.34	.81
Total from investment operations	2.68	(2.41)	(7.69)	3.99	.41
Less distributions from: Net realized gains	—	(.39)	(.36)	(1.61)	(1.96)
Increase from regulatory settlements	.05[f]	—	—	—	—
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 17.07	$ 14.34	$ 17.14	$ 25.19	$ 22.81
Total Return (%)[b]	19.04[f]	(13.25)	(30.92)	18.25	1.38[c,d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	5	9	9
Ratio of expenses before expense reductions (%)	2.32	2.45	2.19	2.16	2.11
Ratio of expenses after expense reductions (%)	2.18	2.00	2.00	2.00	2.04
Ratio of net investment income (loss) (%)	(1.67)	(1.32)	(1.27)	(1.48)	(1.66)[c]
Portfolio turnover rate (%)	66	95	82	64[e]	74
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.
[d] The Fund realized a gain of $92,403 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[f] Includes a non-recurring payment from the Advisor which amounted to $0.053 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.001 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.38% lower.
* Amount is less than $.005.

Class S Years Ended September 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 15.45	$ 18.24	$ 26.52	$ 23.71	$ 25.01
Income (loss) from investment operations: Net investment income (loss)[a]	(.09)	(.04)	(.06)	(.12)	(.17)[c]
Net realized and unrealized gain (loss)	3.18	(2.36)	(7.86)	4.54	.83
Total from investment operations	3.09	(2.40)	(7.92)	4.42	.66
Less distributions from: Net realized gains	—	(.39)	(.36)	(1.61)	(1.96)
Increase from regulatory settlements	.06[f]	—	—	—	—
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 18.60	$ 15.45	$ 18.24	$ 26.52	$ 23.71
Total Return (%)[b]	20.39[f]	(12.38)	(30.23)	19.43	2.41[c,d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	44	66	202	68
Ratio of expenses before expense reductions (%)	1.19	1.34	1.18	1.12	1.21
Ratio of expenses after expense reductions (%)	1.04	1.00	1.00	1.00	1.03
Ratio of net investment income (loss) (%)	(.53)	(.32)	(.27)	(.48)	(.65)[c]
Portfolio turnover rate (%)	66	95	82	64[e]	74
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.04% lower.
[d] The Fund realized a gain of $92,403 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[f] Includes a non-recurring payment from the Advisor which amounted to $0.057 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.001 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.38% lower.
* Amount is less than $.005.

Institutional Class Years Ended September 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 15.47	$ 18.24	$ 26.56	$ 23.71	$ 25.01
Income (loss) from investment operations: Net investment income (loss)[a]	(.08)	(.04)	(.06)	(.10)	(.16)[c]
Net realized and unrealized gain (loss)	3.17	(2.34)	(7.90)	4.56	.82
Total from investment operations	3.09	(2.38)	(7.96)	4.46	.66
Less distributions from: Net realized gains	—	(.39)	(.36)	(1.61)	(1.96)
Increase from regulatory settlements	.06[f]	—	—	—	—
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 18.62	$ 15.47	$ 18.24	$ 26.56	$ 23.71
Total Return (%)	20.36[b,f]	(12.26)[b]	(30.31)	19.57	2.41[b,c,d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	3	5	116	5
Ratio of expenses before expense reductions (%)	1.00	1.75	.99	.91	1.10
Ratio of expenses after expense reductions (%)	.98	1.00	.99	.91	1.03
Ratio of net investment income (loss) (%)	(.47)	(.32)	(.26)	(.39)	(.65)[c]
Portfolio turnover rate (%)	66	95	82	64[e]	74
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.
[d] The Fund realized a gain of $92,403 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[f] Includes a non-recurring payment from the Advisor which amounted to $0.057 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.001 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.38% lower.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Small Cap Growth Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2010, the Fund had a net tax basis capital loss carryforward of approximately $40,845,000, including $8,229,000 inherited from its merger with an affiliated fund in fiscal year 2004, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2011 ($6,479,000), September 30, 2012 ($1,750,000), September 30, 2017 ($6,641,000) and September 30, 2018 ($25,975,000), the respective expiration dates, whichever occurs first, and which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code. During the year ended September 30, 2010, the Fund wrote off $6,479,000 of the prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss and Regulatory Settlements. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Capital loss carryforwards	$ (40,845,000)
Net unrealized appreciation (depreciation) on investments	$ 21,063,086

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2010	2009
Distributions from long-term capital gains	$ —	$ 2,301,397

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $52,502,348 and $65,984,295, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.65% of the Fund's average daily net assets computed and accrued daily and payable monthly.

For the period from October 1, 2009 through January 31, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Class S	1.00%
Institutional Class	1.00%

For the period from February 1, 2010 through September 30, 2010 (through January 31, 2011 for Institutional Class shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.69%
Class B	2.44%
Class C	2.44%
Class S	1.44%
Institutional Class	1.35%

For the period from October 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.60%
Class B	2.35%
Class C	2.35%
Class S	1.35%

Effective February 1, 2010, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.60%
Class B	2.35%
Class C	2.35%
Class S	1.35%

These voluntary waivers or reimbursements may be terminated at any time at the option of the Advisor.

Accordingly, for the year ended September 30, 2010, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $6,360 and the amount charged aggregated $526,482, which was equivalent to an annual effective rate of 0.64% of the Fund's average daily net assets.

For the year ended September 30, 2010, the Advisor agreed to reimburse the Fund $11,442 of sub-recordkeeping expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2010, the Administration Fee was $81,976, of which $6,677 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2010
Class A	$ 44,572	$ 25,780	$ —
Class B	4,296	2,903	563
Class C	11,552	5,667	580
Class S	50,715	50,715	—
Institutional Class	378	378	—
	$ 111,513	$ 85,443	$ 1,143

Distribution and Service Fees. Under the Fund's Class B and C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2010
Class B	$ 6,305	$ 373
Class C	32,922	2,651
	$ 39,227	$ 3,024

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2010	Annual Effective Rate
Class A	$ 67,094	$ 15,124.24%
Class B	2,126	380.25%
Class C	11,056	2,615.25%
	$ 80,276	$ 18,119

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2010 aggregated $4,162.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2010, the CDSC for the Fund's Class B and C shares was $2,097 and $778, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2010, DIDI received $932 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,196, of which $8,563 was unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund may invest in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	636,680	$ 10,633,940	796,243	$ 9,767,663
Class B	7,601	120,393	14,726	166,497
Class C	40,008	621,784	95,783	1,106,133
Class S	256,071	4,412,535	435,316	5,371,857
Institutional Class	360,977	5,937,591	72,634	987,933
		$ 21,726,243		$ 17,400,083
Shares issued to shareholders in reinvestment of distributions
Class A	—	$ —	49,258	$ 543,812
Class B	—	—	3,771	39,415
Class C	—	—	10,372	108,385
Class S	—	—	104,482	1,167,063
Institutional Class	—	—	10,095	112,765
		$ —		$ 1,971,440
Shares redeemed
Class A	(1,051,892)	$ (17,205,296)	(1,032,490)	$ (12,583,468)
Class B	(48,019)	(742,989)	(65,349)	(764,798)
Class C	(86,509)	(1,343,832)	(104,073)	(1,204,478)
Class S	(564,659)	(9,406,556)	(1,314,148)	(15,887,048)
Institutional Class	(294,525)	(5,188,623)	(141,964)	(1,609,982)
		$ (33,887,296)		$ (32,049,774)
Redemption fees		$ 1,515		$ 6,651
Net increase (decrease)
Class A	(415,212)	$ (6,571,180)	(186,989)	$ (2,266,320)
Class B	(40,418)	(622,596)	(46,852)	(558,886)
Class C	(46,501)	(722,048)	2,082	10,040
Class S	(308,588)	(4,992,682)	(774,350)	(9,347,150)
Institutional Class	66,452	748,968	(59,235)	(509,284)
		$ (12,159,538)		$ (12,671,600)

F. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to affected shareholders of the Fund, and any unclaimed proceeds were then distributed to the Fund in the amount of $278,542. In addition, the Fund received $5,395 of non-affiliated regulatory settlements. These payments are included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Small Cap Growth Fund (the "Fund") at September 30, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 24, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

• In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of September 30, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	123
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	123
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	123
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		123
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	123
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	123
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	123
William McClayton (1944) Board Member since 2004+	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	123
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)
		123
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	123
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	123
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	126
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke[7] (1967) Executive Vice President since 2010	Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8] (1962) Chief Legal Officer, April 2010-present	Managing Director[3], Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin[9] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[10] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management
1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Executive title, not a board directorship.
4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
6 Address: 100 Plaza One, Jersey City, NJ 07311.
7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.
8 Address: One Beacon Street, Boston, MA 02108.
9 Address: 280 Park Avenue, New York, New York 10017.
10 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SSDAX	SSDBX	SSDCX	SSDSX	SSDIX
CUSIP Number	23336Y 847	23336Y 839	23336Y 821	23336Y 771	23336Y 763
Fund Number	471	671	771	2314	1471

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS SMALL CAP GROWTH FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$53,656	$0	$0	$0
2009	$50,156	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$7,500	$0	$0
2009	$2,000	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$0	$0	$100,000	$100,000
2009	$0	$0	$0	$0

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Small Cap Growth Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 30, 2010